INTELLICHECK

Authentication made simple

Investor Presentation – January 18, 2021

(Nasdaq: IDN)

CAUTIONARY STATEMENT

Forward-Looking Statements:

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the forward-looking statements in this presentation reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission, including the risk factors that attempt to advise interested parties of the risks that may affect our business, financial condition, results of operation and cash flows.

If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation.

INTELLICHECK AT A GLANCE

IDENTITY AS A SERVICE INSTANTLY AUTHENTICATES ID'S TO STOP:

- Identity theft
- Underage access to age-restricted products


Texas
DRIVER LICENSE


SEALED CURRENCY

PRIMARY FOCUS IS STOPPING IDENTITY THEFT IN THE FINANCIAL SERVICES AND RETAIL MARKETS, WHICH WE BELIEVE IS THE FASTEST PATH TO REVENUE GROWTH AND PROFITABILITY

How do you know who they are?

145MM **Names, Social Security Numbers, and Dates of Birth breached at Equifax in 2017 – The beginning of the glut**



With consumer identity easily accessible and cheap to buy, the data is out there for criminals to easily acquire and commit fraud. ***Proving*** **someone is who they say they are is becoming increasing difficult – especially in an expanding Person-Not-Present environment**

If you can authenticate a government issued ID and match the face to the document with greater than 99% certainty – problem solved

About Intellicheck

The industry leader in real-time document authentication

- Began 25 years ago authenticating IDs for military bases and secure US government facilities
- Led to a 21-year relationship as the Courtesy Verification Provider for AAMVA, the association of all DMVs in the US, Canada and Mexico

As the Courtesy Verification Provider we provide barcode lab testing & certification prior to and after market release of an ID

Our solutions **authenticate IDs** from:

- All U.S. states
- All U.S. Military IDs
- All Canadian provinces
- The majority of Mexican states



Authentication Capabilities…


OCR

Licence Authentication | Optical Character Recognition | Facial Recognition | Wide-ranging Applications

How it works...


ID is presented
ID and/or Facial Biometric Scan
INTELLICHECK
Authentication Results and Parsed Data are Returned
Barcode Data is Parsed, Decrypted & Analyzed

Customer Journey for Person-not-Present...



Tap on the link to complete the ID authentication:
Customer receives text message on their mobile device to begin the authentication process
Customer scans barcode on back of ID document
Customer captures image of front of ID document
Customer provides facial biometric and liveness
Result response with authentication details posted back to customer website via API call

Solution Platforms…


Point of Sale
Mobile
e-Commerce
100
Personal Computer
Teller Platform
Kiosks

Financial Services – Use Cases

CREDIT CARD APPLICATIONS
- In-Store, Online, Call Centers – the victim's stolen data is used to open an account
- Estimated **$3.4B** stolen in 2019 [1]

CARD NOT PRESENT
- The victim's stolen data is used where they have an account
- Estimated to cost Retailers **$103B** through 2020 [2]

NON-RECEIPTED RETURNS
- Domain of Organized Crime
- Estimated to cost Retailers **$9.7B** per year [3]

RETAIL BANK BRANCHES
- Crooks steal your bank account
- Recent case in Ohio wiped out **$7,000** from one bank account [4]

(1) Javelin Strategy & Research
(2) Federal Reserve
(3) Appriss Retail, "*2017 Consumer Returns in the Retail Industry*"
(4) www.Cleveland.com

ROI for Banks, Issuers and Retailers

NO NEW HARDWARE REQUIRED

Typically works through existing point of sale platform, a mobile device, or online

SIMPLE

Pre-populates the application, less work for the customer and results in fewer data entry errors

FRICTIONLESS

Basic authentication takes less than 3 seconds


INTELLICHECK

QUICK

Scan to Credit is less than 30 seconds for our average client, while reducing fraud by more than 99%

SECURE

Fraud is nearly eliminated, while speeding up the acquisition of legitimate customers

Intellicheck makes it easy for clients and end customers
Not so much for bad actors

PRIMARY PURCHASING MOTIVATIONS

Why we win

1 **EFFICACY**

"Prior to using it in the field, we scanned over 1,000 known counterfeits, each one was detected by the device"

NYS DMV Owen McShane to CBS News

2 **NO NEW HARDWARE REQUIRED**

Easily integrated into existing point-of-sale system, check readers, or utilized through a no-integration web product – Typically does not require large CapEx expense to implement

Business Model Changes Driving Growth

Engage Market at Primary Pain Point

Banks bear primary risk for fraud ("hold the bag") and typically pay the price for identity theft fraud

Intellicheck strategy: Sell to and through Banks

Loss Savings Solution with Compelling ROI

Get value for Loss Savings

Pay Per-Scan with minimums versus Pay Per-Store pricing model

Intellicheck strategy: 80 – 90% gross margin on software revenue (only a fraction of the value saved to retailers)

Professional Services Team

Professionalized by our Implementation Team with accountability and focus on scan volume

Intellicheck strategy: Drive increased revenue & customer stickiness

Impacts/Benefits of Per-Scan Pricing Model

MOST NEW CLIENTS AND ALL MAJOR RENEWALS ARE ON A PAY PER-SCAN PLATFORM

RETAIL SALES CYCLE IS SEASONAL – PAY PER-SCAN ALLOWS US TO SHARE THE BENEFIT OF STOPPING FRAUD DURING THE PEAK SHOPPING SEASONS

THE PAY PER-STORE PRICING MODEL DID NOT ALLOW INTELLICHECK TO BENEFIT FROM GROWTH IN SCAN VOLUMES WHEN WE STOPPED THE MOST FRAUD

AVERAGE SCAN SEASONALITY*

BASED ON RETAILERS FULLY IMPLEMENTED FOR A WHOLE YEAR:

- 21% Q1 Scans
- 23% Q2 Scans
- 23% Q3 Scans
- 33% Q4 Scans

*scan data rates pre-pandemic

THESE CHANGES HAVE LED TO
NOTABLE WINS
AND
IMPROVED FINANCIAL RESULTS

Revenue 2018 – Q3 2020

QUARTERLY REVENUE

($ in 000s)



$4,000.0
$3,500.0
$3,000.0
$2,500.0
$2,000.0
$1,500.0
$1,000.0
$500.0
$-
$1,062.1
$467.4
$594.7
$1,001.4
$376.7
$624.7
$1,039.6
$388.9
$650.7
$1,330.3
$504.2
$826.1
$1,278.9
$417.7
$861.2
$1,558.0
$437.3
$1,120.7
$1,930.2
$366.5
$1,563.7
$2,896.5
$339.8
$2,556.7
$3,115.3
$876.9
$2,238.4
$1,842.2
$170.8
$1,671.4
$2,699.0
$247.6
$2,451.4

	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2020 Q1	2020 Q2	2020 Q3
Total	$1,062.1	$1,001.4	$1,039.6	$1,330.3	$1,278.9	$1,558.0	$1,930.2	$2,896.5	$3,115.3	$1,842.2	$2,699.0
Non-SaaS Revenue	$467.4	$376.7	$388.9	$504.2	$417.7	$437.3	$366.5	$339.8	$876.9	$170.8	$247.6
Saas Revenue	$594.7	$624.7	$650.7	$826.1	$861.2	$1,120.7	$1,563.7	$2,556.7	$2,238.4	$1,671.4	$2,451.4

Saas Revenue   Non-SaaS Revenue   Total

YEARLY SaaS REVENUE

($ in 000s)



$9,000.0
$8,000.0
$7,000.0
$6,000.0
$5,000.0
$4,000.0
$3,000.0
$2,000.0
$1,000.0
$0.0
2018
2019
LTM

Note: LTM defined as Last Twelve Months from October 1, 2019 – September 30, 2020

Q3 Wins

- On-boarded a 3,700-location beauty supply retailer for account opening and account lookup use cases
- Women's clothing and intimate apparel company went live with remaining 350 stores for both account opening and account lookup
- Gourmet kitchen retailer completed testing and is rolling account lookup to all locations
- Financial Services Company added new challenge use cases for person-not-present transactions to stop account takeover
- 2 Midwest banks completed rollout to their combined over 2,000 bank branches
- Signed a Baltimore-based credit union for account-opening and lookup in branch
- Now being used by one of the largest humanitarian organizations in the US to authenticate people applying for aid

ID Check Authentication Engine Numbers*:

- Intellicheck's ID Check Authentication Engine is in use:
  - By 5 of the top 10 lenders and credit card issuers
  - At over 30,000 retail locations
  - In over 3,000 bank branches
  - By 54 law enforcement agencies
  - In bank call centers to stop person-not-present account takeover
  - On multiple websites for on-line authentication

*as of 11/15/20

Why Intellicheck?

- 99%+ effectiveness of ID authentication solution in both person-present and person-not-present environments
- Instant authentication results. Fully automated. No human intervention required due to accuracy of barcode authentication.
- No new hardware required
- Ubiquitous coverage across all points of contact, with mobile, personal computer, kiosk, point-of-sale & teller platforms, call center and web/e-commerce solutions
- Intellicheck stops a fraudulent transaction every 90 seconds

FINANCIAL OVERVIEW

Q3 2020 FINANCIAL HIGHLIGHTS

Revenue Growth

- Total Revenue: $2,698,975 (+40% YoY)
- SaaS Revenue: $2,451,381 (+57% YoY)
- Gross Margin: 89.1%

Balance Sheet *(as of Sept. 30)*

- Cash: $12,812,322
- Stockholder Equity: $20,793,668
- Debt: $806,100

Net Income (Loss) & EBITDA

- Net Income: $32,412 vs. Net Loss prior year ($568,230)
- Adjusted EBITDA: $168,963 vs. prior year ($456,939)

ADJUSTED EBITDA RECONCILIATION

	2018				2019				2020		
	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun	30-Sep
Net Income / (Loss)	**($1,067,957)**	**($1,100,375)**	**($1,131,219)**	**($664,025)**	**($1,212,991)**	**($873,677)**	**($568,230)**	**$106,187**	**$26,602**	**($760,273)**	**$32,412**
Reconciling Items:											
Interest and Other Income	($13,870)	($43,221)	($23,165)	($49,667)	($6,019)	($46,065)	($12,294)	($34,681)	($2,068)	($9,125)	($6,993)
Depreciation and Amortization	$59,150	$61,468	$62,459	$62,471	$62,110	$61,382	$52,542	$73,861	$33,795	$46,961	$46,387
Stock-Based Compensation	$60,708	$63,993	$43,459	$18,547	$369,739	$73,042	$71,043	$71,041	$86,042	$103,710	$97,157
Adjusted EBITDA (Non-GAAP)	**($961,969)**	**($1,018,135)**	**($1,048,466)**	**($632,674)**	**($787,161)**	**($785,318)**	**($456,939)**	**$216,408**	**$144,371**	**($618,727)**	**$168,963**

INTELLICHECK

Authentication made simple

BRYAN LEWIS
516.453.6647
blewis@intellicheck.com

BILL WHITE
516.992.1985
bwhite@intellicheck.com

GAR JACKSON
Global IR Group
949.873.2789
gar@globalirgroup.com